UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period: JUNE 1, 2018 – MAY 31, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds

May 31, 2019

AMG Managers Essex Small/Micro Cap Growth Fund
Class N: MBRSX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1.800.548.4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.

amgfunds.com	053119	AR015

AMG Funds
Annual Report — May 31, 2019

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	13

Balance sheet, net asset value (NAV) per share computation and cumulative distributable earnings (loss)

Statement of Operations	14

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	15

Detail of changes in assets for the past two fiscal years

Financial Highlights	16

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	17

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

OTHER INFORMATION	23

TRUSTEES AND OFFICERS	24

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended May 31, 2019, was a volatile period for financial markets and led to mixed returns for investors. U.S. stock markets climbed to new record highs through the summer of 2018 as a strong domestic economy enabled investors to shrug off rising interest rates and mounting global macro risks. Resiliency gave way to volatility as hawkish U.S. Federal Reserve (“Fed”) policy and an escalation of the U.S./China trade war triggered a global selloff late in 2018. A dovish pivot from global central banks fueled a strong rebound in 2019 as the U.S. bull market celebrated its 10-year anniversary. However, trade tensions resurfaced in May and remained a key risk for global investors. The S&P 500® Index returned a modestly positive 3.78% during the fiscal year period. International equities were less resistant to pressures facing the global economy and returned -6.26% as measured by the MSCI All Country World ex USA Index.

In total, only seven out of eleven sectors of the S&P 500® Index were positive during the prior 12 months. There was significant dispersion in the Index as defensive stocks significantly outperformed more cyclical stocks. The real estate and utilities sectors led the Index with returns of 19.88% and 18.17%, respectively. Companies within the energy and materials sectors lagged other sectors with returns of -20.00% and -6.94%, respectively. Growth stocks outperformed value with returns of 5.39% and 1.45%, respectively, for the Russell 1000® Growth and Russell 1000® Value Indexes. International developed and emerging markets demonstrated significantly weaker returns, with the MSCI EAFE and MSCI Emerging Markets Index returning -5.75% and -8.70%, respectively, in the 12 months ending May 31, 2019.

The Fed raised short-term interest rates four times over the course of the year to end at a target rate of 2.25%–2.50%. The yield on the 10-year U.S. Treasury note crossed above 3% at the end of September but fell dramatically as investors sought to insulate themselves from market volatility. As the Fed shifted to a more dovish stance in 2019, the 10-year Treasury yield fell more than 1% to a yield of 2.14% as of May 31, 2019. The plunge in long-term interest rates caused the yield curve to partially invert with 3-month yields rising higher than the 10-year yield. By the end of the fiscal year, federal funds futures probabilities were signaling a strong likelihood the Fed would cut their target interest rate at the July meeting1. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with a 6.40% return. High yield bonds lagged the broader bond market and returned 5.51% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds performed strongly with a 6.40% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed capital appreciation investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	3.78%	11.72%	9.66%

Small Caps	(Russell 2000® Index)	-9.04%	9.75%	6.71%

International	(MSCI All Country World Ex USA Index)	-6.26%	6.72%	1.31%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	6.40%	2.50%	2.70%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	5.51%	7.04%	4.40%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	6.40%	2.96%	3.58%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.40%	1.46%	0.99%

1 CME FedWatch tool

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2019	Expense Ratio for the Period	Beginning Account Value 12/01/18	Ending Account Value 05/31/19	Expenses Paid During the Period*
AMG Managers Essex Small/Micro Cap Growth Fund

Based on Actual Fund Return

Class N	1.45%	$1,000	$972	$7.13

Based on Hypothetical 5% Annual Return

Class N	1.45%	$1,000	$1,018	$7.29

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (unaudited)

FISCAL YEAR END MAY 31, 2019

For the fiscal year ended May 31, 2019, the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”) returned -6.76%, outperforming its benchmark, the Russell 2000® Growth Index, which returned -6.88%.

Following another strong year in the lengthy bull market, fiscal year 2019 began with buoyant optimism regarding economic growth, the positive impact of tax reform and deregulation, and a continuation of the strong momentum trends seen in the previous fiscal year. However, sentiment and volatility changed in the fourth calendar quarter of 2018 as the market experienced a rapid selloff where all segments were negative with declines ranging from -13.5% for the S&P 500® Index to -24.9% for the Russell Microcap® Growth. These market declines occurred amid investor worries about rising interest rates, the negative impact of tariffs and trade conflicts on global growth, and the potential for a U.S. recession in 2019. In addition, following a period of eerily subdued volatility, the VIX rose 41% in December alone and 130% for the entire calendar year 2018, (from 11 to 25). In late August, the current bull market in U.S. stocks officially became the longest on record at 3,543 days without a correction greater than 20%. However, history tells us that declines of the type we saw in the fourth quarter are generally followed by a period of greatly improved returns.

Indeed, calendar year 2019 has certainly started better than the prior year ended, and in fact the first five months of calendar year 2019 showed double-digit increases across the board. Of course, the mathematically astute will point out that a 10.7% increase (for the S&P 500®) following a 13.5% decline does not get one back to even, but it’s an impressive start to the year nonetheless. Are things really that much better today than they were five months ago? Or were things five months ago really not as bad as reflected in the stock market? As is often the case, we think that the answer lies somewhere in between; the market probably sold off more than it should have in Q4 2018 and things have gotten slightly better at the start of this year. To quote Warren Buffett, “Remember that the stock market is manic depressive.” We believe that the biggest catalyst for the market recovery in the first five months of 2019 was the change in the interest rate outlook by the U.S. Federal Reserve Bank in January. The message from the market late in 2018 was that the last federal funds rate hike in December was unnecessary in light of slowing economic data and could potentially be damaging to continued corporate earnings growth. The Fed relented in January with a decision not to hike further at that time and, later in the quarter, stated that they are not expecting to raise rates again in 2019 unless warranted by new data. Investors reacted to this more dovish interest rate stance with an increased risk tolerance for stocks.

For the full fiscal year, although our returns were negative in absolute terms, they outpaced the benchmark with portfolio returns of -6.8% versus the Russell 2000® Growth Index at -6.9%, while also outperforming the Russell 2000® Index return of -9.0% and the Russell Microcap® Growth Index return of -14.3%. As we have discussed in previous commentaries, one of the major factors that impacts our portfolio performance is size, and this year we saw a period in which both larger market caps and higher trading liquidity drove performance. With an average market cap of $1.3 billion compared to $2.9 billion for the Russell 2000® Growth (and $839 million for the Russell Microcap® Growth), our smaller skew in the portfolio has a meaningful impact on relative performance. The broad small cap Russell 2000® Index ended December 2018, the fourth quarter of 2018, and the most recent fiscal year as the worst-performing size segment, as small caps had the worst month since the financial crisis, the worst quarter since 3Q11, and the worst year since 2015. Even within the Russell 2000®, stocks with the largest market caps outperformed for the quarter and the year, and within the S&P 500®, small size was one of the worst-performing attributes. We would expect our portfolio to perform well during a quarter that is led by performance at the smaller end of our universe, so we were especially pleased that we were able to outperform the benchmark despite these significant headwinds and in fact added significant value on stock selection in the smallest market cap segments. One factor that impacted our relative performance during the previous 12 months was particularly strong performance in the defensive areas of real estate, communications services, and utilities. Although these are very small sectors and do not provide the growth that we are seeking in our small cap growth portfolio, they were among a handful of sectors to show positive absolute returns over the period and, as a result of our underweight position, cost us roughly 100 basis points on relative performance.

We remain enthusiastic about the outlook for the smallest names in our universe, as this is where we find the greatest inefficiencies. We remain willing to be patient as we wait for the process of discovery to play out while our companies continue to report improving fundamentals and solid business prospects. We continue to find early signs of business improvement in some of the late cycle areas of the economy with an overweight in industrials and technology while also having a large weighting in the innovative growth areas within healthcare.

FUND/SECTOR COMMENTARY

Consumer Discretionary: The consumer sector was a detractor to performance for the Fund due to weakness in both traditional retail as well as the homebuilding area. We remain underweight this sector as retail is still challenging, as evidenced by the disparate performance within our limited retail holdings. Specifically, although Five Below had an excellent year, microcap names Kirkland’s Inc. and RTW Retailwinds Inc. both struggled. We sold our position in RTW as we no longer have confidence that the management team will be able to execute their turnaround plans in the face of the extremely challenging apparel market. However, we are maintaining our position in Kirkland’s as they are showing over 15% growth in their e-commerce offerings combined with a strong cash position to help them weather the short-term challenges of weather and import issues. We particularly like the new CEO, who joined in October 2018, as we believe that he has the potential to accelerate the transformation of Kirkland’s. We also struggled in our names that are related to housing. Specifically, investors worried that the rate of home buying, home improvement, and home redecorating would slow as interest rates rise. We believe that the rate of activity in the home sector has been well below sustainable trends since the financial crisis and that millennials in particular are just entering their prime home buying and decorating years. We will watch the progression of interest rates, but we do not think that they will be an issue unless the 10-year approaches 4–5%. These concerns led to weakness from manufactured housing company Skyline Champion Corp. as well as entry level home builder Beazer Homes USA Inc. despite strong quarters from both companies. In both cases, growth is being driven by solid market share gains. Most of our names that are related to home building improved both absolute and relative performance in the latter half of the fiscal year as rates declined and home purchases picked up again. On the positive side, Chegg Inc. outperformed on a relative basis for the period as

4

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

this online provider of tutoring and career services demonstrated strong revenue and earnings growth in their quarterly report.

Consumer staples: Consumer staples were one of the weaker segments both for the portfolio as well as for the benchmark, as investors continue to worry about the health of the packaged food industry. Our names were not immune to the general concerns about margin pressures in packaged foods and changing consumer behavior as we saw weakness in Central Garden and Pet Co., B&G Foods Inc., and SunOpta Inc. Investors are focused on the upcoming management changes at Central Garden, as the CEO has announced his retirement and the pet business is seeing some shorter-term competitive challenges. We are still constructive on their positioning in both the garden and pet businesses and are maintaining our position. B&G Foods continues to show solid growth in their specialty frozen vegetable business, which is helping to offset some weakness in canned vegetables, and the product changes at SunOpta are beginning to show some signs of success. We think that both of these names are meaningfully oversold as investors have moved relentlessly away from traditional food stocks.

Materials: Materials, although a small sector for the portfolio, continued to positively impact the portfolio. Carpenter Technology, a supplier of stainless steel and other specialty alloys, had a very strong year as investors realized that they are more than a commodity steel play. The growth story for Carpenter Technology is continued market share gains within the aerospace, consumer electronics, and electric vehicle market rather than the short-term impact of tariffs. We think that Carpenter Technology will be able to show very strong earnings growth over the next few years as they participate in these growth industries.

Health Care: The healthcare sector, our largest absolute sector in the portfolio, outperformed the benchmark for the period. Strong stock selection drove our outperformance versus both the benchmark and the sector and, in fact, overall healthcare had positive absolute performance for the period with a gain of 4.6%. Veracyte Inc., a supplier of molecular tests for oncology, had very strong results, beating both earnings and revenues in the previous four quarters. The strength in the first calendar quarter of 2019 was driven by volumes in their newer system, Afirma, as well as continued progress in coverage by major insurers and the rollout of newer indications. We also had strong reports from Tandem Diabetes Care Inc. over the period. We had trimmed our position into the earlier strength to allow Tandem time to digest its extraordinary move off the fourth quarter. The stock resumed its uptrend following another very strong quarterly report as their insulin pumps continue to rapidly gain market share. BioLife Solutions Inc. delivered a very strong performance following profit-taking in the fall. BioLife provides biopreservation media products that are used in the development of CAR T-cell and other immunotherapies as well as other debilitating disorders. Investors have begun to recognize this supplier into some of the most exciting technologies for the treatment of challenging cancers, and the stock has appreciated nicely. Although we took some profits in 2018 given the rapid price movement, we believe that BioLife has a very long runway for growth that is not yet fully recognized in the price of the stock. Novocure Ltd., a company that is developing and marketing a novel therapy known as tumor treating fields for the treatment of solid tumor cancers, had excellent performance over the fiscal year. The product is approved for brain cancers and more recently mesothelioma. On a longer-term basis, the company is working on ovarian and pancreatic cancers. We believe that Novocure is an innovative player in the search for cancer cures.

On the negative side, diagnostic medical imaging company Lantheus Holdings Inc. gave back much of their prior gains after they took down guidance modestly. Lantheus uses molybdenum in one of their imaging products; supply was temporarily disrupted due to an unscheduled shutdown by one of their suppliers. However, the mine is back on track and the rest of their outlook was very strong. Our holdings in the company were liquidated early in the fiscal year. We also had a challenging performance with Neos Therapeutics, which missed revenue expectations modestly as rebates in their lead ADHD drug were somewhat higher than expected. Although we believe that Neos is early in the launch of their new ADHD product and that the opportunities for market share gains are significant, we decided to move on until they can show better sales traction. In addition, Neos has a full pipeline of other indications for their microparticle technology platform.

There are still risks in the sector but the long-term growth drivers for healthcare are as strong as ever. Although we are monitoring the risks from industry challenges on pricing and uncertainty about the outlook for ACA as well as Medicaid and Medicare, we continue to find attractive opportunities with unit growth dynamics that are not yet priced into the underlying stocks. We will maintain our prudent exposure to this area with a focus on companies who can bend the cost curve, benefit from an aging population, and develop innovative solutions to health problems.

Industrials: The industrial sector modestly underperformed both the benchmark and the strategy. We have maintained our focus on the areas of infrastructure rebuilding, innovative technologies, automation, and defense but saw some weakness in companies that we deemed to be negatively impacted by rising interest rates and the trade issues. We saw particular weakness in names related to construction, either for home building or for infrastructure, such as Manitex International Inc., Builders Firstsource Inc., and Patrick Industries Inc. We believe that investors are overly pessimistic about housing as interest rates are still historically low, employment is strong with wage increases beginning, and there will be significant needs for rebuilding following the hurricanes and fires of 2018. Similarly, although we are not convinced that Washington will pass an infrastructure bill, we see growing activity on the state and local level as well as increased commercial infrastructure activity as economic growth continues. USA Truck Inc. gave back its gains as investors worried about the end of the trucking cycle in the wake of trade tensions. In addition, micro cap defense technology company Arotech Corp. struggled as the company is seeing a slower ramp than expected on their very strong backlog from the U.S. Navy. Although we are disappointed in the pace of revenue growth we are encouraged that Arotech continues to book new orders and will be patient in waiting for the U.S. Navy to release backlogged purchase orders.

We saw strength from Aerovironment Inc. which had a very strong year based on their unmanned aerial systems (military surveillance). Aerovironment is seeing very strong demand as they continue to be awarded defense contracts from the Army and the Marine Corps. We sold our position during the period. Also, on the positive side, Radiant Logistics Inc. had strong returns during the period. This micro cap player in the transportation logistics area is engaged in a corporate restructuring program that will improve margins and returns to shareholders. Growth investors started to recognize the operating leverage in this inexpensive stock as they reported their third positive earnings surprise in a row. Newer holding Luxfer Holdings PLC continued to outperform as they beat earnings significantly again and raised guidance nicely. The company is seeing the results of their cost-reduction plans falling to the bottom line with improved revenue growth. We believe that

5

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

this supplier of industrial materials still has meaningful opportunities to improve their earnings power. In addition, the company still has an almost 3% yield despite the strong stock performance. Finally, our patience was rewarded with RADA Electronics Industries Ltd. as this micro cap supplier of defense electronics was recognized by other investors late in the period.

Energy: The energy sector was very challenging on both an absolute and a relative basis. We continue to increase our weighting modestly as this sector is a direct beneficiary of the current administration, although our absolute weighting remains very small. Our weighting is now about 2.7% versus the benchmark at 2.0%. We are maintaining our fairly cautious exposure to direct E&P (exploration and production) and oil service companies and instead are focusing on the suppliers into the industry within both the industrials and the energy sectors. Micro cap energy service names Tetra Technologies Inc. and Profire Energy Inc. both participated fully in the sector declines during the period. We added modestly to our position in Tetra Technologies as we believed that the stock was significantly oversold. Although Aspen Aerogels Inc. outperformed on a relative basis as Wall Street coverage of this supplier of environmentally superior insulation products attracted investor interest.

Financials: Financials hurt the performance of the strategy in the second half of the year as one of our holdings (Atlas Financial Holdings Inc.) had adverse news. After two quarters of solid improvement following the surprise reserve charge in Q118, Atlas announced that they needed to take another significant increase to reserves in the most recently reported quarter. This second reserve increase decreased book value by almost 50% and raised significant concerns about the quality of management and the controls that Atlas put into place. The company was unable to adequately address questions during the call that they held in March and we exited our position early in the second quarter of this calendar year. We did see a nice rebound in performance in both Cowen Inc. and HCI Group Inc. in the period but neither move was sufficient to offset the Atlas Financial decline.

Technology: The technology sector was a modestly positive contributor to performance for the year. We had very solid performance in many of our focus areas including the internet of things, financial technology, internet security, and factory automation, although this strength was offset by sloppy performance from some of our very small cap, less well-followed names. We were rewarded for our patience with Electro Scientific Industries Inc. The stock had fallen out of favor over concerns about the length of the semiconductor equipment spending cycle, but we got paid handsomely in the calendar fourth quarter when the company received a purchase bid from another industry player at a new five-year high price. We sold our position following the announcement of the deal. We also had two acquisitions in the software area with both Attunity Ltd. and Datawatch Corp. announcing deals during the period. We sold both stocks following the announcements. We had very strong results from new holding Paysign Inc. (formerly 3PEA International). We bought Paysign as an unknown player in the area of prepaid cards for the pharmaceutical industry (fintech for medical services). The company was discovered during the period as three regional brokers initiated coverage. We decided to exit the position and book our 100% gain as the December quarter was slightly disappointing. We were concerned that a company with less than $7 million in quarterly sales should not miss on the revenue line unless they are struggling to get to their own projections and that this could be a sign that numbers are too high going forward. We also had another strong year from our long-term winner in the industrial laser market, Novanta Inc. Novanta has extended their business opportunity into medical robotics in addition to their previous exposure to factory automation and investors have rewarded the stock appropriately.

On the other hand, some of our undiscovered names drifted down through the period on little news and light volumes as we wait for them to be recognized. In particular, we saw continued weakness in AXT Inc, Adesto Technologies Corp. and Bel Fuse Inc. AXT, a manufacturer of materials and components that are used in fiber optics, lasers, LEDs, and solar cells, has a significant exposure to China as well as cyclicality in the U.S. markets. At current valuations, we believe that AXT is priced for a recession as the stock sells at less than 12 times CY19 earnings. Bel Fuse and Adesto have less specific China exposure but are broadly related to the semiconductor cycle. We sold our position in Adesto as they have product cycle issues with their internet-of-things chips but have maintained our positive on Bel Fuse and the fundamentals remain sold. We believe that the common thread among our underperforming technology stocks is limited Wall Street coverage and lack of interest in micro caps within the technology space, as most investor attention was focused on the larger cap software stocks in the benchmark. Many of these larger cap companies will “graduate” out of the Russell 2000® Growth when the index rebalances in June. We are confident that our underfollowed growth companies will get discovered as they continue capitalize on their growth opportunities. In addition, we saw company specific weakness when USA Technologies delayed their year-end (June) report due to an investigation into certain contractual arrangements. Management has indicated that these are not material, but we sold the stock due to the uncertainty that this has caused.

We have been bullish on technology for a number of years with a significant overweight to the portfolio. Recently, other investors have started to recognize the importance of technology as both a driver of change and as important building block, on the hardware and software side, for continued growth in U.S. manufacturing, automation, energy efficiency, and overall productivity gains within the global economy. We are watching the area closely for signs of over valuation and excessive optimism but have not yet seen them emerge.

OUTLOOK

From a portfolio performance perspective, the AMG Managers Essex Small/Micro Cap Growth Fund demonstrated outperformance versus our Russell 2000® Growth benchmark as well as very strong outperformance versus the Russell 2000® Index and the Russell Microcap® Growth Index. As noted in our opening paragraphs, the stock market had a strong rebound from the challenging fourth quarter of 2018 as the Fed changed course on interest rate hikes, Washington got back to business, and signs emerged that the economic slowdown would be temporary. Within this context, micro cap stocks were not able to keep up with their larger cap counterparts during the period as growth also extended its outperformance over value. We were pleased that our performance was solid in the face of these market cap headwinds. We entered the calendar year 2019 more optimistic than we had been for some time as the market selloff had corrected some of the excessive enthusiasm and valuation concerns in the market. Although we do not believe that the pace of market increase will sustain following the very strong first five months, we remain constructive on the rest of the year as economic growth stabilizes, interest rates and inflation remain manageable, and the perceived threats of trade wars, Brexit, and government shutdowns abate. We still believe that the most likely course will be increased volatility as the market returns to a positive trajectory. We think that we are

6

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

seeing the early signs of a return to active management as breadth improves and less well-discovered companies and sectors of the market begin to outperform. We have moved the portfolio slightly toward the least expensive areas of the market in anticipation of some rotation in the market away from emerging growth and toward traditional value sectors.	Fundamental analysis and identification of mispriced growth companies is the bedrock of the Fund’s strong long-term performance. We seek to invest in small and micro-cap growth companies that have the ability to grow faster than the market for a number of years and we aim to opportunistically buy these growth companies when the valuation does not fully reflect their growth prospects. As always, we remain steadfast in our commitment to finding growth wherever growth exists.

This commentary reflects the viewpoints of the Essex Investment Management Co., LLC as of May 31, 2019, and is not intended as a forecast or guarantee of future results.

7

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Essex Small/Micro Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Essex Small/Micro Cap Growth Fund’s Class N shares on May 31, 2009, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended May 31, 2019.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years
AMG Managers Essex Small/Micro Cap Growth Fund[2,3,4,5,6,7]

Class N	(6.76%	)	7.49%	13.39%

Russell 2000® Growth Index[8]	(6.88%	)	8.32%	13.93%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2019. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[4]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]  The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.
Not FDIC insured, nor bank guaranteed. May lose value.

8

AMG Managers Essex Small/Micro Cap Growth Fund
Fund Snapshots (unaudited)
May 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	31.2

Information Technology	24.1

Industrials	20.9

Consumer Discretionary	8.3

Financials	5.0

Materials	3.1

Energy	2.9

Consumer Staples	2.8

Utilities	1.0

Short-Term Investments[1]	8.0

Other Assets Less Liabilities[2]	(7.3)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Veracyte, Inc.	3.4

Novanta, Inc.	3.1

Five Below, Inc.	2.5

Insulet Corp.	2.4

BioLife Solutions, Inc.	2.2

Chegg, Inc.	1.9

Radiant Logistics, Inc.	1.7

Natera, Inc.	1.7

Mitek Systems, Inc.	1.7

CryoPort, Inc.	1.7

Top Ten as a Group	22.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

9

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments
May 31, 2019

Shares	Value	Shares	Value

Common Stocks - 99.3%

Consumer Discretionary - 8.3%

Beazer Homes USA, Inc.*,1	16,499	$149,811

Callaway Golf Co.[1]	15,688	230,614

Chegg, Inc.*,1	10,228	383,141

Five Below, Inc.*	3,944	507,711

Johnson Outdoors, Inc., Class A	2,320	171,239

Kirkland’s, Inc.*	12,642	50,947

Skyline Champion Corp.*,1	8,505	198,932

Total Consumer Discretionary		1,692,395

Consumer Staples - 2.8%

B&G Foods, Inc.[1]	6,293	138,131

Central Garden & Pet Co., Class A*	5,481	140,149

Reed’s, Inc.*,1	35,393	117,151

SunOpta, Inc. (Canada)*	46,433	176,910

Total Consumer Staples		572,341

Energy - 2.9%

Aspen Aerogels, Inc.*	52,245	256,000

Matador Resources Co.*,1	6,873	112,992

Profire Energy, Inc.*	46,665	69,998

TETRA Technologies, Inc.*	96,205	148,156

Total Energy		587,146

Financials - 5.0%

Baycom Corp.*	9,966	217,857

Cowen, Inc., Class A*,1	16,692	252,884

Evercore, Inc., Class A	2,232	172,377

HCI Group, Inc.	4,985	202,640

Heritage Insurance Holdings, Inc.	12,897	188,683

Total Financials		1,034,441

Health Care - 31.2%

Antares Pharma, Inc.*	78,602	219,300

Avid Bioservices, Inc.*	53,719	208,967

BioDelivery Sciences International, Inc.*	45,043	195,487

BioLife Solutions, Inc.*	25,124	445,448

Cerus Corp.*	47,177	221,260

Chembio Diagnostics, Inc.*,1	17,532	116,588

Codexis, Inc.*,1	17,134	310,125

CryoPort, Inc.*,1	20,370	340,586

Cutera, Inc.*	10,647	179,402

EyePoint Pharmaceuticals, Inc.*	98,436	154,545

Harvard Bioscience, Inc.*	62,922	142,833

Insulet Corp.*,1	4,495	493,506

Invacare Corp.	26,740	158,568

Misonix, Inc.*	11,517	$257,750

Natera, Inc.*	15,332	351,103

Novocure, Ltd. (Jersey)*	6,180	328,282

Nuvectra Corp.*	19,109	72,423

Oxford Immunotec Global PLC (United Kingdom)*	16,263	237,765

Recro Pharma, Inc.*	24,046	229,880

SeaSpine Holdings Corp.*	12,773	174,096

Strongbridge Biopharma PLC (Ireland)*	51,505	146,274

Tandem Diabetes Care, Inc.*,1	4,227	289,803

Veracyte, Inc.*	30,802	697,973

Vericel Corp.*,1	14,675	229,664

ViewRay, Inc.*,1	24,052	202,037

Total Health Care		6,403,665

Industrials - 20.9%

ARC Document Solutions, Inc.*	61,725	123,450

Arotech Corp.*	49,612	104,681

Blue Bird Corp.*	11,064	208,224

Builders FirstSource, Inc.*	14,383	202,513

CECO Environmental Corp.*,1	26,205	231,914

Columbus McKinnon Corp.	6,465	234,421

Gencor Industries, Inc.*	8,559	94,834

Graham Corp.	9,259	188,976

LB Foster Co., Class A*	11,122	268,819

LSI Industries, Inc.	27,112	95,976

Luxfer Holdings PLC (United Kingdom)	13,309	319,017

Manitex International, Inc.*	26,966	160,987

Patrick Industries, Inc.*,1	6,211	253,347

RADA Electronic Industries, Ltd. (Israel)*	56,467	203,281

Radiant Logistics, Inc.*	56,630	360,167

Sterling Construction Co., Inc.*	23,468	280,208

Tecogen, Inc.*	35,349	126,196

Titan Machinery, Inc.*	8,807	147,253

Transcat, Inc.*	5,907	146,494

Ultralife Corp.*	21,785	168,834

USA Truck, Inc.*,1	12,868	146,438

Willdan Group, Inc.*,1	6,755	210,215

Total Industrials		4,276,245

Information Technology - 24.1%

AXT, Inc.*,1	37,926	151,325

Bel Fuse, Inc., Class B	9,126	157,697

Benefitfocus, Inc.*	5,596	158,703

CyberOptics Corp.*	13,344	204,830

EXFO, Inc. (Canada)*,1	44,665	181,340

The accompanying notes are an integral part of these financial statements.
10

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

Shares	Value	Principal Amount	Value

Information Technology - 24.1% (continued)

Ichor Holdings, Ltd.*	9,039	$190,723

Identiv, Inc.*	57,093	271,192

Impinj, Inc.*,1	13,169	326,459

Intevac, Inc.*	41,127	217,973

Lantronix, Inc.*	41,745	146,942

Lumentum Holdings, Inc.*	2,696	109,107

Luna Innovations, Inc.*	39,300	165,060

Mimecast, Ltd. (Jersey)*	6,582	298,823

Mitek Systems, Inc.*	33,914	345,923

Model N, Inc.*	13,889	250,280

Novanta, Inc.*	7,973	637,999

OneSpan, Inc.*	11,667	162,755

Proofpoint, Inc.*	2,466	277,080

Telenav, Inc.*	28,359	211,558

Viavi Solutions, Inc.*	22,071	265,956

Zix Corp.*	24,162	216,491

Total Information Technology		4,948,216

Materials - 3.1%

Carpenter Technology Corp.	3,944	159,969

Ferro Corp.*	11,947	161,762

Hawkins, Inc.	6,086	216,418

Marrone Bio Innovations, Inc.*	62,502	96,253

Total Materials		634,402

Utilities - 1.0%

AquaVenture Holdings, Ltd.*,1	11,274	199,888

Total Common Stocks (Cost $16,352,149)		20,348,739

Rights - 0.0%

Health Care - 0.0%#

SteadyMed, Ltd., CVR (Israel)*,2,3

(Cost $11,375)	42,924	0

Short-Term Investments - 8.0%

Joint Repurchase Agreements - 7.6%[4]

Bank of Nova Scotia, dated 05/31/19, due 06/03/19, 2.480% total to be received $1,000,207 (collateralized by various U.S. Treasuries, 0.000% - 2.750%, 09/12/19 - 09/09/49, totaling $1,019,061)	$1,000,000	$1,000,000

RBC Dominion Securities, Inc., dated 05/31/19, due 06/03/19, 2.500% total to be received $555,212 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 06/06/19 - 04/01/51, totaling $566,198)	555,096	555,096

Total Joint Repurchase Agreements		1,555,096

	Shares

Other Investment Companies - 0.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 2.28%[5]	30,444	30,444

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 2.34%[5]	30,444	30,444

JPMorgan U.S. Government Money Market Fund, IM Shares, 2.34%[5]	31,367	31,367

Total Other Investment Companies		92,255

Total Short-Term Investments (Cost $1,647,351)		1,647,351

Total Investments - 107.3% (Cost $18,010,875)		21,996,090

Other Assets, less Liabilities - (7.3)%		(1,505,266)

Net Assets - 100.0%		$20,490,824

*	Non-income producing security.
#	Less than 0.05%.
[1]

Some or all of these securities, amounting to $4,027,774 or 19.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Security’s value was determined by using significant unobservable inputs.
[3]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on August 31, 2018.
[4]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[5]	Yield shown represents the May 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CVR Contingent Value Rights

The accompanying notes are an integral part of these financial statements.
11

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of May 31, 2019:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$20,348,739	—	—	$20,348,739

Rights††	—	—	$0	0

Short-Term Investments

Joint Repurchase Agreements	—	$1,555,096	—	1,555,096

Other Investment Companies	92,255	—	—	92,255

Total Investments in Securities	$20,440,994	$1,555,096	$0	$21,996,090

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.
††	All rights held in the Fund are level 3 securities.

At May 31, 2019, Level 3 securities represent Rights received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs which generated no change in unrealized appreciation/depreciation. Additionally, the Fund recognized $43,584 of realized gain during the fiscal year ended May, 31, 2019, from the settlement of Dyax Corp., CVR Expiration 12/31/19.

For the fiscal year ended May 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.
12

Statement of Assets and Liabilities
May 31, 2019

AMG Managers Essex Small/Micro Cap Growth Fund
Assets:

Investments at value[1] (including securities on loan valued at $4,027,774)	$21,996,090

Receivable for investments sold	313,102

Dividend, interest and other receivables	6,725

Receivable for Fund shares sold	874

Receivable from affiliate	3,070

Prepaid expenses and other assets	15,228

Total assets	22,335,089

Liabilities:

Payable upon return of securities loaned	1,555,096

Payable for investments purchased	209,105

Accrued expenses:

Investment advisory and management fees	12,839

Administrative fees	2,751

Distribution fees	4,585

Shareholder service fees	3,253

Other	56,636

Total liabilities	1,844,265

Net Assets	$20,490,824

[1] Investments at cost	$18,010,875

Net Assets Represent:

Paid-in capital	$15,516,181

Total distributable earnings	4,974,643

Net Assets	$20,490,824

Class N:

Net Assets	$20,490,824

Shares outstanding	992,791

Net asset value, offering and redemption price per share	$20.64

The accompanying notes are an integral part of these financial statements.
13

Statement of Operations
For the fiscal year ended May 31, 2019

AMG Managers Essex Small/Micro Cap Growth Fund
Investment Income:

Dividend income	$84,199

Interest income	117

Securities lending income	26,486

Total investment income	110,802
Expenses:

Investment advisory and management fees	176,927

Administrative fees	37,913

Distribution fees - Class N	63,188

Shareholder servicing fees - Class N	30,533

Professional fees	31,290

Registration fees	28,253

Reports to shareholders	26,371

Custodian fees	21,486

Transfer agent fees	4,920

Trustee fees and expenses	1,802

Miscellaneous	1,441

Total expenses before offsets	424,124

Expense reimbursements	(53,367)

Expense reductions	(19,695)

Net expenses	351,062

Net investment loss	(240,260)
Net Realized and Unrealized Loss:

Net realized gain on investments	2,619,130

Net change in unrealized appreciation/depreciation on investments	(4,744,515)

Net realized and unrealized loss	(2,125,385)

Net decrease in net assets resulting from operations	$(2,365,645)

The accompanying notes are an integral part of these financial statements.
14

Statements of Changes in Net Assets
For the fiscal years ended May 31,

	AMG Managers Essex Small/Micro Cap Growth Fund

	2019	2018
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$(240,260)	$(288,075)

Net realized gain on investments	2,619,130	4,946,069

Net change in unrealized appreciation/depreciation on investments	(4,744,515)	2,033,490

Net increase (decrease) in net assets resulting from operations	(2,365,645)	6,691,484

Distributions to Shareholders:[1]

Class N	(5,017,521)	(2,891,930)

Capital Share Transactions:[2]

Net increase (decrease) from capital share transactions	2,340,479	(4,518,984)

Total decrease in net assets	(5,042,687)	(719,430)

Net Assets:

Beginning of year	25,533,511	26,252,941

End of year[3]	$20,490,824	$25,533,511

[1]	See Note 1(d) of the Notes to Financial Statements.
[2]	See Note 1(g) of the Notes to Financial Statements.
[3]

Net assets - End of year includes accumulated net investment loss of $(113,988) in 2018. During the fiscal year ended May 31, 2019, the requirement to disclose undistributed (distribution in excess of) net investment income was eliminated.

The accompanying notes are an integral part of these financial statements.
15

AMG Managers Essex Small/Micro Cap Growth Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class N	2019	2018	2017[1]	2016	2015

Net Asset Value, Beginning of Year	$29.51	$25.59	$21.84	$28.33	$26.73

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.25)	(0.30)	(0.25)[4]	(0.23)[5]	(0.27)[6]

Net realized and unrealized gain (loss) on investments	(2.59)	7.23	4.99	(3.74)	4.20

Total income (loss) from investment operations	(2.84)	6.93	4.74	(3.97)	3.93

Less Distributions to Shareholders from:

Net realized gain on investments	(6.03)	(3.01)	(0.99)	(2.52)	(2.33)

Net Asset Value, End of Year	$20.64	$29.51	$25.59	$21.84	$28.33

Total Return[3,7]	(6.76)%	28.26%	21.94%	(14.54)%	15.11%

Ratio of net expenses to average net assets	1.39%[8]	1.49%	1.49%	1.49%	1.49%

Ratio of gross expenses to average net assets[9]	1.68%	1.62%	1.58%	1.58%	1.54%

Ratio of net investment loss to average net assets[3]	(0.95)%	(1.09)%	(1.05)%	(0.93)%	(0.96)%

Portfolio turnover	106%	47%	67%	66%	67%

Net assets end of year (000’s) omitted	$20,491	$25,534	$26,253	$26,734	$36,764

[1]	Effective October 1, 2016, Investor Class renamed Class N.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.27)
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.29)
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]	Includes reduction from broker recapture amounting to 0.08% for the year ended May 31, 2019.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

16

Notes to Financial Statements
May 31, 2019

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the

Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

17

Notes to Financial Statements (continued)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended May 31, 2019, the impact on the expenses and expense ratios was $19,695 and 0.08%, respectively.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses. Temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

The distributions disclosed on the Statements of Changes in Net Assets for the fiscal year ended May 31, 2018 were from the following sources:

Realized Gain on Investments
Class N	$2,891,930

Total	$2,891,930

The tax character of distributions paid during the fiscal years ended May 31, 2019 and May 31, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary income	—	—

Short-term capital gains	—	—
Long-term capital gains	$5,017,521	$2,891,930

Total	$5,017,521	$2,891,930

As of May 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	—

Undistributed ordinary income	—

Undistributed short-term capital gains	—

Undistributed long-term capital gains	$1,324,069

Late-year loss deferral	46,476

At May 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net
$18,299,040	$5,766,969	$(2,069,919)	$3,697,050

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of May 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2019, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

18

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended May 31, 2019 and May 31, 2018, the capital stock transactions by class for the Fund were as follows:

	May 31, 2019		May 31, 2018
	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	316,761	$9,463,029	59,389	$1,668,887

Reinvestment of distributions	264,347	4,784,690	87,134	2,334,329

Cost of shares repurchased	(453,661)	(11,907,240)	(306,893)	(8,522,200)

Net increase (decrease)	127,447	$2,340,479	(160,370)	$(4,518,984)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At May 31, 2019, the market value of Repurchase Agreements outstanding was $1,555,096.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Essex Investment Management Co., LLC, who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2019, the Fund’s investment management fee was paid at the annual rate of 0.70% of the average daily net assets of the Fund.

Effective October 1, 2018, the Investment Manager has contractually agreed, through at least October 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to 1.09% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. Prior to October 1, 2018, the total annual Fund operating expense limitation was 1.49% of the Fund’s average daily net assets (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts) brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses).

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

19

Notes to Financial Statements (continued)

At May 31, 2019, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period
Less than 1 year	$25,988
1-2 years	34,650
2-3 years	53,367

Total	$114,005

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended May 31, 2019, was as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.15%	0.12%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the

Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended May 31, 2019, the Fund lent a maximum of $752,289 for two days earning interest of $117. The interest income is included in the Statement of Operations as interest income. At May 31, 2019, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended May 31, 2019, were $25,996,216 and $28,675,668, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended May 31, 2019.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, cash and securities collateral received at May 31, 2019, were as follows:

20

Notes to Financial Statements (continued)

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$4,027,774	$1,555,096	$2,638,821	$4,193,917

The following table summarizes the securities received as collateral for securities lending at May 31, 2019:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.000%-8.750%	06/04/19-02/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of May 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Bank of Nova Scotia	$1,000,000	—	$1,000,000	$1,000,000	—

RBC Dominion Securities, Inc.	555,096	—	555,096	555,096	—

Total	$1,555,096	—	$1,555,096	$1,555,096	—

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. The Fund has early adopted these changes and there was no significant impact on the financial statements and accompanying notes.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. The Fund has adopted these amendments and there was no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

21

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG MANAGERS ESSEX SMALL/MICRO CAP GROWTH FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Managers Essex Small/Micro Cap Growth Fund, (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the five years in the period ended May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 26, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

22

Other Information

TAX INFORMATION

The AMG Managers Essex Small/Micro Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 2019 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Essex Small/Micro Cap Growth Fund hereby designates $5,017,521 as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2019, or if subsequently determined to be different, the net capital gains of such year.

23

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees
The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 70
• Oversees 53 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999	Edward J. Kaier, 73
• Oversees 53 Funds in Fund Complex

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 55
• Oversees 56 Funds in Fund Complex

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 69
• Oversees 53 Funds in Fund Complex	Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013	Richard F. Powers III, 73
• Oversees 53 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 61
• Trustee since 2000 • Oversees 56 Funds in Fund Complex

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (3 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 53
• Oversees 56 Funds in Fund Complex

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004	Thomas R. Schneeweis, 72
• Oversees 53 Funds in Fund Complex

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

24

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011	Christine C. Carsman, 67
• Oversees 56 Funds in Fund Complex

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018	Keitha L. Kinne, 61
• Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 48

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 52

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

25

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Essex Investment Management Company, LLC

125 High Street, 29th Floor

Boston, MA 02110

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street
Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769
Providence, RI 02940
800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form NQ. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	29

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	053119	AR015

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG Managers Essex Small/Micro Cap Growth Fund	$24,089	$23,344

(b) Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG Managers Essex Small/Micro Cap Growth Fund	$6,219	$7,369

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $55,719 and $56,869, respectively. For the fiscal year ended May 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne

Keitha L. Kinne, Principal Executive Officer

Date:	August 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne

Keitha L. Kinne, Principal Executive Officer

Date:	August 2, 2019

By:	/s/ Thomas Disbrow

Thomas Disbrow, Principal Financial Officer

Date:	August 2, 2019